FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of November 23, 2015, by and among QEP RESOURCES, INC., a Delaware corporation (the “Borrower”), the Lenders named on the signature pages hereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 25, 2011, as amended by that certain First Amendment to Credit Agreement dated as of July 6, 2012, that certain Second Amendment to Credit Agreement dated as of August 13, 2013, that certain Third Amendment to Credit Agreement dated as of February 25, 2014 and that certain Fourth Amendment to Credit Agreement and Commitment Increase Agreement dated as of December 2, 2014 (as amended by this Amendment and as otherwise amended, restated or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Credit Agreement be amended to revise certain financial covenants and to make certain other amendments to the Credit Agreement as set forth herein; and
WHEREAS, subject to terms of this Amendment, the Lenders who are signatories hereto, the Administrative Agent and the Borrower agree to amend the Credit Agreement as set out in Section 2 below, such amendments to be effective on the Amendment Effective Date (as defined herein).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. Unless otherwise defined in this Amendment, all other terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

2.Amendments to the Credit Agreement. The following amendments to the Credit Agreement shall be effective on the date (the “Amendment Effective Date”) that the conditions set forth in Section 3 of this Amendment have been satisfied.

(a)Certain Amended Definitions. The following defined terms appearing in Section 1.01 (Defined Terms) of the Credit Agreement are amended as set forth below:

(i)The definition of “Consolidated Net Funded Debt” is amended in its entirety to read as follows:

““Consolidated Net Funded Debt” means Consolidated Funded Debt less unrestricted cash and cash equivalents (up to $500,000,000 in any period through and including December 2, 2019, provided, however, that if at any time the aggregate Outstanding Amount of the Loans exceeds $50,000,000, then the amount of unrestricted cash and cash equivalents that may be deducted from Consolidated Funded Debt shall not exceed $50,000,000) that is not subject to any Lien other than a Lien granted pursuant to this Agreement or any other Loan Document.”
(ii)The definition of “Debt Ratings Trigger Event” is amended in its entirety to read as follows:

““Debt Ratings Trigger Event” means any change in the Debt Ratings as a result of which the Debt Ratings are (a) Ba3 or lower by Moody’s and BB or lower by S&P, (b) Ba2 or lower by Moody’s and BB- or lower by S&P, or (c) B1 or lower (or unrated) by Moody’s or B+ or lower (or unrated) by S&P.”
(iii)The definition of “Debt Ratings Trigger Period” is amended in its entirety to read as follows:

““Debt Ratings Trigger Period” means the period beginning on the date that a Debt Ratings Trigger Event occurs and ending on the date that the Debt Ratings are (a) Ba2 or higher (Moody’s) and BB or higher (S&P), (b) Ba3 (Moody’s) and BB+ or higher (S&P) or (c) Ba1 or higher (Moody’s) and BB- (S&P).”
(b)The following defined terms are hereby added to Section 1.01 (Defined Terms) of the Credit Agreement in the appropriate alphabetical order:

“Consolidated Net Funded Debt to Capitalization Ratio” means, at the time of determination, the ratio of (a) Consolidated Net Funded Debt to (b) the sum of Consolidated Net Funded Debt plus Shareholders’ Equity.
“Present Value to Consolidated Net Funded Debt Ratio” means, as of any date of determination, the ratio of (a) Present Value as of such date to (b) Consolidated Net Funded Debt as of such date.
(c)The following defined terms are hereby deleted in their entirety from Section 1.01 (Defined Terms) of the Credit Agreement:

“Consolidated Funded Debt to Capitalization Ratio”
“Present Value to Consolidated Funded Debt Ratio”
(d)Amendment to Section 2.04(a). The first sentence of Section 2.04(a) (Swing Line Loans) of the Credit Agreement is amended in its entirety to read as follows:

“(a)    The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section Error! Reference source not found., to make loans in Dollars (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Loans of any Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus, as applicable, (A) for any Lender other than the Swing Line Lender, such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans or (B) for the Swing Line Lender, the aggregate principal amount of all Swing Line Loans made by such Lender as Swing Line Lender outstanding at such time (less the amount of participations funded by other Lenders in such Swing Line Loans) shall not exceed such Lender’s Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.”
(e)Amendment to Section 6.11. Section 6.11 (Reserve Reports) of the Credit Agreement is amended in its entirety to read as follows:

“6.11    Reserve Reports. Within 75 days of the occurrence of a Debt Ratings Trigger Event (to the extent the Borrower has not previously made such delivery), the Borrower shall deliver to the Administrative Agent a Reserve Report dated as of the immediately preceding December 31 or January 1 setting forth the Present Value of the proved reserves owned by the Borrower and its Restricted Subsidiaries as contemplated in the definition of Present Value, together with a statement of the Borrower’s Swap Contracts. Thereafter, so long as a Debt Ratings Trigger Period is in effect, the Borrower shall deliver to the Administrative Agent, on or before April 1 of each year, a Reserve Report dated as of the immediately preceding December 31 or January 1 setting forth the Present Value of the proved reserves owned by the Borrower and its Restricted Subsidiaries as contemplated in the definition of Present Value, together with a statement of the Borrower’s Swap Contracts. The documents and information provided under this Section 6.11 may be provided electronically by the Borrower and, when delivered, such documents and information shall constitute Borrower Materials and may be made available by the Administrative Agent to the Lenders on the Platform in accordance with, and subject to, Section 6.01.”
(f)Amendment to Section 7.11(a). Section 7.11(a) (Consolidated Funded Debt to Capitalization Ratio) of the Credit Agreement is amended in its entirety to read as follows:

“(a)    Consolidated Net Funded Debt to Capitalization Ratio. As of the last day of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending December 31, 2015, the Consolidated Net Funded Debt to Capitalization Ratio will not exceed 0.6 to 1.0.”
(g)Amendment to Section 7.11(b). Section 7.11(b) (Leverage Ratio) of the Credit Agreement is amended in its entirety to read as follows:

“(b)    Leverage Ratio. As of the last day of each fiscal quarter of the Borrower, the Consolidated Leverage Ratio will not exceed for each fiscal quarter (i) ended prior to, and through and including, the fiscal quarter ending December 31, 2015, 3.75 to 1.0, (ii) commencing with the fiscal quarter ending March 31, 2016, through and including the fiscal quarter ending December 31, 2017, 4.25 to 1.0 and (iii) commencing with the fiscal quarter ending March 31, 2018 and thereafter, 3.75 to 1.0. From and after the Investment Grade Date, this Section 7.11(b) shall cease to apply.”
(h)Amendment to Section 7.11(c). Section 7.11(c) (Present Value to Consolidated Funded Debt Ratio) of the Credit Agreement is amended in its entirety to read as follows:

“(c)    Present Value to Consolidated Net Funded Debt Ratio. The Borrower shall maintain, at all times during a Debt Ratings Trigger Period, a Present Value to Consolidated Net Funded Debt Ratio of at least (i) at any time prior to or on December 31, 2017, 1.25 to 1.0, and (ii) at any time on or after January 1, 2018, 1.50 to 1.0.”
3.Conditions of Effectiveness. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the following conditions precedent:
(a)The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent, the Swing Line Lender and the Required Lenders;

(b)No Default exists; and

(c)The Borrower shall have paid all fees and expenses required to be paid on the Amendment Effective Date, including (i) an amendment fee to the Administrative Agent for the benefit of the Lenders who deliver an executed counterpart of this Amendment to the Administrative Agent no later than the time indicated by the Administrative Agent in consultation with the Borrower as the deadline for the Administrative Agent’s receipt of such executed counterpart, in the amount as described in the information made available to the Lenders on the Platform, and (ii) to the extent invoiced, the Administrative Agent’s reasonable out-of-pocket expenses, including Attorney Costs of one counsel to the Administrative Agent and Wells Fargo Securities, LLC.

4.Representations and Warranties. The Borrower represents and warrants that as of the Amendment Effective Date before and after giving effect to this Amendment:

(a)This Amendment has been duly authorized, executed and delivered by the Borrower, and this Amendment and the Credit Agreement as modified hereby each constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights or by general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)No Default exists; and

(c)The representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, provided that in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.06 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

5.Effect of Amendment. This Amendment, except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same, and are hereby ratified and affirmed, and the Credit Agreement, as amended hereby, and the other Loan Documents shall continue in full force and effect. From and after the date hereof, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

6.Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart. This Amendment shall be a “Loan Document” as defined in the Credit Agreement.

7.Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[SIGNATURES PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date first written above.
QEP RESOURCES, INC., as the Borrower

By: /s/ Richard J. Doleshek
Name: Richard J. Doleshek
Title:    Executive Vice President
    and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer, Swing Line Lender and a Lender
By: /s/ Nathan Starr
Name: Nathan Starr
Title: Portfolio Manager

BMO HARRIS FINANCING, INC., as a Lender
By: /s/ Matthew Davis
Name: Matthew Davis
Title: Vice President

CITIBANK, N.A., as a Lender
By: /s/ Ivan Davey
Name: Ivan Davey
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By: /s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Elizabeth Schorman
Name: Elizabeth Schorman
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Ben Leonard
Name: Ben Leonard
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By: /s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Managing Director

COMPASS BANK, as a Lender
By: /s/ Gabriela Albino
Name: Gabriela Albino
Title: Vice President

BNP PARIBAS, as a Lender

By: /s/ Ann Rhoads
Name: Ann Rhoads
Title: Managing Director

By: /s/ Juan Carlos Sandoval
Name: Juan Carlos Sandoval
Title: Director

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Victor Ponce de Leon
Name: Victor Ponce de Leon
Title: Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By: /s/ Ting Lee
Name: Ting Lee
Title: Director
By: /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

DNB CAPITAL LLC, as a Lender
By: /s/ Joe Hykle
Name: Joe Hykle
Title: Senior Vice President
By: /s/ Rob Dupree
Name: Rob Dupree
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Ryan Quinn
Name: Ryan Quinn
Title: Assistant Vice President

SUNTRUST BANK, as a Lender
By: /s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender
By: /s/ Rayan Karim
Name: Rayan Karim
Title: Authorized Signatory

AMEGY BANK NATIONAL ASSOCIATION, as a
Lender

By: /s/ Kevin Donaldson
Name: Kevin Donaldson
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender
By: /s/ Ryan Aman
Name: Ryan Aman
Title: Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By: /s/ Matt Reid
Name: Matt Reid
Title: Authorized Signatory
By: /s/ Richard Antl
Name: Richard Antl
Title: Authorized Signatory

COMERICA BANK, as a Lender
By: /s/ Devin S. Eaton
Name: Devin S. Eaton
Title: Relationship Manager

EXPORT DEVELOPMENT CANADA, as a Lender
By: /s/ Trevor Mulligan
Name: Trevor Mulligan
Title: Asset Manager
By: /s/ Hivda Morissette
Name: Hivda Morissette
Title: Asset Manager

FIFTH THIRD BANK, as a Lender
By: /s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Director

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

SANTANDER BANK, N.A., as a Lender
By: /s/ Geoffrey R. O'Malley
Name: Geoffrey R. O'Malley
Title: Executive Director

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director